Exhibit 21
GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES AND AFFILIATES OF THE REGISTRANT
AS OF DECEMBER 31, 2014

Company Name	State or Sovereign Power of Incorporation
06 Ormskirk Limited	England and Wales
2140879 Ontario Inc.	Canada
ACAR Leasing Ltd.	Delaware
ACF Investment Corp.	Delaware
Adam Opel AG	Germany
AFS Management Corp.	Nevada
AFS SenSub Corp.	Nevada
Aftermarket (UK) Limited	England
Aftermarket Italia S.r.l. in liquidazione	Italy
AL Mansour Automotive SAE	Egypt
AmeriCredit Automobile Receivables Trust 2010-3	Delaware
AmeriCredit Automobile Receivables Trust 2010-4	Delaware
AmeriCredit Automobile Receivables Trust 2011-1	Delaware
AmeriCredit Automobile Receivables Trust 2011-2	Delaware
AmeriCredit Automobile Receivables Trust 2011-3	Delaware
AmeriCredit Automobile Receivables Trust 2011-4	Delaware
AmeriCredit Automobile Receivables Trust 2011-5	Delaware
AmeriCredit Automobile Receivables Trust 2012-1	Delaware
AmeriCredit Automobile Receivables Trust 2012-2	Delaware
AmeriCredit Automobile Receivables Trust 2012-3	Delaware
AmeriCredit Automobile Receivables Trust 2012-4	Delaware
AmeriCredit Automobile Receivables Trust 2012-5	Delaware
AmeriCredit Automobile Receivables Trust 2013-1	Delaware
AmeriCredit Automobile Receivables Trust 2013-2	Delaware
AmeriCredit Automobile Receivables Trust 2013-3	Delaware
AmeriCredit Automobile Receivables Trust 2013-4	Delaware
AmeriCredit Automobile Receivables Trust 2013-5	Delaware
AmeriCredit Automobile Receivables Trust 2014-1	Delaware
AmeriCredit Automobile Receivables Trust 2014-2	Delaware
AmeriCredit Automobile Receivables Trust 2014-3	Delaware
AmeriCredit Automobile Receivables Trust 2014-4	Delaware
AmeriCredit Automobile Receivables Trust 2015-1	Delaware
AmeriCredit Consumer Loan Company, Inc.	Nevada
AmeriCredit Financial Services, Inc.	Delaware
AmeriCredit Funding Corp. XI	Delaware
AmeriCredit Syndicated Warehouse Trust	Delaware
Annunciata Corporation	Delaware
APGO Trust	Delaware
Approach (UK) Limited	England and Wales
Argonaut Holdings LLC	Delaware
Atlantic Automobiles SAS	France
Auto Distribution Provenance SAS	France

GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2014

Company Name	State or Sovereign Power of Incorporation
Auto Fornebu AS	Norway
Auto Lease Finance Corporation	Cayman Islands
Auto Partners III, Inc.	Delaware
Autohaus G.V.O. GmbH	Germany
Autovision (Scotland) Limited	Scotland
Autozentrum West Köln GmbH	Germany
Aviation Spectrum Resources Holdings, Incorporated	Delaware
Ballards of Watford Limited	England and Wales
Banco GMAC S.A.	Brazil
Baylis (Gloucester) Limited	England and Wales
Beerens O.C. NV	Belgium
Berse Road (No. 1) Limited	England
Berse Road (No. 2) Limited	England
Betula Cars S.L.	Spain
BilCirkeln Malmo AB	Sweden
Blackdown Motor Company Limited	England and Wales
Bochum Perspektive 2022 GmbH	Germany
BOCO (Proprietary) Limited	South Africa
Boco Trust	South Africa
Brandish Limited	England and Wales
Bridge Motors (Banbury) Limited	England and Wales
Bridgewater Chevrolet, Inc.	Delaware
Britain Chevrolet, Inc.	Delaware
BS Auto Praha sro	Czech Republic
Carve-Out Ownership Cooperative LLC	Delaware
Caterpillar Logistics SCS	Italy
Charles Hurst Motors Limited	Northern Ireland
Chevrolet Austria GmbH	Austria
Chevrolet Belgium NV	Belgium
Chevrolet Cadillac of Pawling, Inc.	Delaware
Chevrolet Central and Eastern Europe	Hungary
Chevrolet Deutschland GmbH	Germany
Chevrolet Espana, S.A.	Spain
Chevrolet Euro Parts Center B.V.	Netherlands
Chevrolet Europe GmbH	Switzerland
Chevrolet Finland Oy	Finland
Chevrolet France	France
Chevrolet Italia S.p.A.	Italy
Chevrolet Nederland B.V.	Netherlands
Chevrolet of Columbus, Inc.	Delaware
Chevrolet of Novato, Inc.	Delaware
Chevrolet Otomotiv Ticaret Limited Sirketi	Turkey

GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2014

Company Name	State or Sovereign Power of Incorporation
Chevrolet Poland Sp. z o.o.	Poland
Chevrolet Portugal, Lda.	Portugal
Chevrolet Sales (Thailand) Limited	Thailand
Chevrolet Sales India Private Ltd.	India
Chevrolet Sociedad Anonima de Ahorro para Fines Determinados	Argentina
Chevrolet Suisse S.A.	Switzerland
Chevrolet Sverige AB	Sweden
Chevrolet UK Limited Ltd	England
CHEVYPLAN S.A. Sociedad Administradora de Planes de Autofinanciamiento Comercial	Colombia
Controladora General Motors, S.A. de C.V.	Mexico
Coskata, Inc.	Delaware
Courtesy Buick-GMC, Inc.	Delaware
Crash Avoidance Metrics Partners LLC	Michigan
Crash Avoidance Metrics Partnerships	Michigan
Crosby Automotive Group, Inc.	Delaware
Curt Warner Chevrolet, Inc.	Delaware
Daniels Chevrolet, Inc.	Delaware
DCJ1 LLC	Delaware
Dealership Liquidations, Inc.	Delaware
Delphi Energy and Engine Management Systems UK Overseas Corporation	Delaware
DENICAR S.R.L.	Italy
Detroit Investment Fund, L.P.	Delaware
Diso Madrid S.l.r.	Spain
DMAX, Ltd.	Ohio
Doraville Bond Corporation	Delaware
Drive Motor Retail Limited	England and Wales
Eden (GM) Limited	England and Wales
Elasto S.A.	Ecuador
Empower Energies, Inc.	Delaware
Envia Systems, Inc.	Delaware
F G Barnes (Maidstone) Limited	England and Wales
Fabrica Nacional de Autobuses Fanabus, S.A.	Venezuela
FAW Harbin Light Duty Vehicle Company Limited	China
FAW-GM Hongta Yunnan Automobile Manufacturing Company Limited	China
FAW-GM Light Duty Commercial Vehicle Co., Ltd.	China
Fludicon GmbH	Germany
Fox Valley Buick-GMC, Inc.	Delaware
G.M.A.C. Financiera de Colombia S.A. Compania de Financiamiento Comercial	Colombia
G.M.A.C.-Comercio e Aluguer de Veiculos, Lda.	Portugal
General International Insurance Services Limited	Bermuda
General International Limited	Bermuda
General Motors (China) Investment Company Limited	China

GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2014

Company Name	State or Sovereign Power of Incorporation
General Motors (Hong Kong) Company Limited	Hong Kong
General Motors (Thailand) Limited	Thailand
General Motors - Colmotores S.A.	Colombia
General Motors Africa and Middle East FZE	United Arab Emirates
General Motors Asia Pacific (Pte) Ltd.	Singapore
General Motors Asia Pacific Holdings, LLC	Delaware
General Motors Asia, Inc.	Delaware
General Motors Asset Management Corporation	Delaware
General Motors Australia Ltd.	Australia
General Motors Austria GmbH	Austria
General Motors Auto LLC	Russian Federation
General Motors Automobiles Philippines, Inc.	Philippines
General Motors Automotive Holdings, S.L.	Spain
General Motors Belgium N.V.	Belgium
General Motors Chile Industria Automotriz Limitada	Chile
General Motors China, Inc.	Delaware
General Motors CIS,LLC	Russian Federation
General Motors Company	Delaware
General Motors Coordination Center BVBA	Belgium
General Motors Daewoo Auto and Technology CIS LLC	Russian Federation
General Motors de Argentina S.r.l.	Argentina
General Motors de Mexico, S. de R.L. de C.V.	Mexico
General Motors del Ecuador S.A.	Ecuador
General Motors do Brasil Ltda.	Brazil
General Motors East Africa Limited	Kenya
General Motors Egypt, S.A.E.	Egypt
General Motors Espana, S.L.U.	Spain
General Motors Europe Holdings, S.L.U.	Spain
General Motors Europe Limited	England and Wales
General Motors Financial Company, Inc.	Texas
General Motors Financial International B.V.	Netherlands
General Motors Financial Italia S.p.A.	Italy
General Motors Financial of Canada, Ltd.	Ontario
General Motors Financial UK Limited	England and Wales
General Motors Finland Oy	Finland
General Motors Foundation, Inc.	Michigan
General Motors France	France
General Motors Global Service Operations, Inc.	Delaware
General Motors Hellas S.A.	Greece
General Motors Holdings LLC	Delaware
General Motors Holdings Participacoes Ltda.	Brazil
General Motors India Private Limited	India

GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2014

Company Name	State or Sovereign Power of Incorporation
General Motors International Holdings, Inc.	Delaware
General Motors International Operations Pte. Ltd.	Singapore
General Motors International Services Company SAS	Colombia
General Motors Investment Management Corporation	Delaware
General Motors Investment Participacoes Ltda.	Brazil
General Motors Investments Pty. Ltd.	Australia
General Motors Ireland Limited	Ireland
General Motors Israel Ltd.	Israel
General Motors Italia S.r.l.	Italy
General Motors Japan Limited	Japan
General Motors Limited	England
General Motors LLC	Delaware
General Motors Manufacturing Poland Sp. z o.o.	Poland
General Motors Nederland B.V.	Netherlands
General Motors New Zealand Pensions Limited	New Zealand
General Motors of Canada Limited	Canada
General Motors Overseas Commercial Vehicle Corporation	Delaware
General Motors Overseas Corporation	Delaware
General Motors Overseas Distribution LLC	Delaware
General Motors Peru S.A.	Peru
General Motors Poland Spolka, z o. o.	Poland
General Motors Portugal Lda.	Portugal
General Motors Powertrain (Thailand) Limited	Thailand
General Motors Powertrain - Europe S.r.l.	Italy
General Motors Powertrain - Uzbekistan CJSC	Uzbekistan
General Motors Research Corporation	Delaware
General Motors South Africa (Pty) Limited	South Africa
General Motors Suisse S.A.	Switzerland
General Motors Taiwan Ltd.	Taiwan
General Motors Technical Centre India Private Limited	India
General Motors Thailand Investments, LLC	Delaware
General Motors Treasury Center, LLC	Delaware
General Motors Turkiye Limited Sirketi	Turkey
General Motors UK Limited	England
General Motors Uruguay S.A.	Uruguay
General Motors Uzbekistan Closed Joint Stock Company	Uzbekistan
General Motors Venezolana, C.A.	Venezuela
General Motors Ventures LLC	Delaware
General Motors Warehousing and Trading (Shanghai) Co. Ltd.	China
General Motors-Holden's Sales Pty. Limited	Australia
Genie Mecanique Zairois, S.A.R.L.	Congo, The Democratic Republic
GeoDigital International Inc.	Ontario

GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2014

Company Name	State or Sovereign Power of Incorporation
Global Human Body Models Consortium, LLC	Michigan
Global Tooling Service Company Europe Limited	England and Wales
GM (UK) Pension Trustees Limited	England
GM - Isuzu Camiones Andinos de Chile SpA	Chile
GM - Isuzu Camiones Andinos de Colombia S.A.	Colombia
GM - ISUZU Camiones Andinos del Ecuador GMICA Ecuador Cia. Ltda.	Ecuador
GM Administradora de Bens Ltda.	Brazil
GM APO Holdings, LLC	Delaware
GM Auslandsprojekte GmbH	Germany
GM Automotive Services Belgium NV	Belgium
GM Automotive UK	England
GM Components Holdings, LLC	Delaware
GM Daewoo UK Limited	England
GM Deutschland GmbH	Germany
GM Eurometals, Inc.	Delaware
GM Europe Treasury Company AB	Sweden
GM Finance Co. Holdings LLC	Delaware
GM Financial Automobile Leasing Trust 2014-1	Delaware
GM Financial Automobile Leasing Trust 2014-2	Delaware
GM Financial Automobile Leasing Trust 2014-PP1	Delaware
GM Financial Automobile Receivables Trust 2012-PP1	Delaware
GM Financial Automobikle Receivables Trust 2014-PP1	Delaware
GM Financial Canada Leasing Ltd.	Ontario
GM Financial Consumer Discount Company	Pennsylvania
GM Financial de Mexico, S.A. de C.V., SOFOME.N.R.	Mexico
GM Financial Management Trust	Delaware
GM Financial Mexico Holdings LLC	Delaware
GM GEFS HOLDINGS (CHC4) ULC	Nova Scotia
GM Global Purchasing and Supply Chain Romania Srl	Romania
GM GLOBAL SERVICES PHILIPPINES, INC.	Philippines
GM Global Technology Operations LLC	Delaware
GM Global Tooling Company LLC	Delaware
GM Holden Ltd.	Australia
GM Holdings U.K. No.1 Limited	England and Wales
GM Holdings U.K. No.3 Limited	England and Wales
GM International Sales Ltd.	Cayman Islands
GM Inversiones Santiago Limitada	Chile
GM Investment Trustees Limited	England
GM Korea Company	Korea, Republic of
GM Korea Ltd.	Korea, Republic of
GM LAAM Holdings, LLC	Delaware
GM Nigeria Limited	Nigeria

GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2014

Company Name	State or Sovereign Power of Incorporation
GM Personnel Services, Inc.	Delaware
GM Plats (Proprietary) Limited	South Africa
GM PSA Purchasing Services S.A.	Belgium
GM Retirees Pension Trustees Limited	England
GM Subsystems Manufacturing, LLC	Delaware
GM Supplier Receivables LLC	Delaware
GM Viet Nam Motor Company Ltd.	Vietnam
GM Warranty LLC	Delaware
GM-AVTOVAZ CJSC	Russian Federation
GM-DI Leasing LLC	Delaware
GM-UMI Technology Research and Development Ltd.	Israel
GMAC - Instituicao Financeira de Credito, S.A.	Portugal
GMAC Administradora de Consorcios Ltda.	Brazil
GMAC Automotriz Limitada	Chile
GMAC Bank GmbH (German entity)	Germany
GMAC Banque S.A.	France
GMAC Colombia S.A. LLC	Delaware
GMAC Comercial Automotriz Chile S.A.	Chile
GMAC Continental Corporation	Delaware
GMAC de Venezuela, C.A.	Venezuela
GMAC Espana de Financiacion, S.A. Unipersonal	Spain
GMAC Financial Services AB	Sweden
GMAC Financial Services GmbH	Germany
GMAC HB	Sweden
GMAC Holding S.A. de C.V.	Mexico
GMAC Holdings (U.K.) Limited	England
GMAC Lease B.V. (aka Masterlease Europe)	Netherlands
GMAC Leasing GmbH (Austrian entity)	Austria
GMAC Leasing GmbH (German entity)	Germany
GMAC Nederland N.V.	Netherlands
GMAC Real Estate GmbH & Co KG	Germany
GMAC Servicios S.A.S.	Colombia
GMAC Suisse SA	Switzerland
GMAC UK plc	England
GMAC-Prestadora de Servios de Mo-de-Obra Ltda.	Brazil
GMACI Corretora de Seguros S.A.	Brazil
GMAM Real Estate I, LLC	Delaware
GMCH&SP Private Equity II L.P.	Canada
GMF Automobile Leasing Trsut 2014-PP1	Delaware
GMF Automobile Leasing Trust 2013-PP1	Delaware
GMF Europe Holdco Limited	United Kingdom
GMF Europe LLP	England and Wales

GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2014

Company Name	State or Sovereign Power of Incorporation
GMF Floorplan Owner Revolving Trust	Delaware
GMF Funding Corp.	Delaware
GMF Germany Holdings GmbH	Germany
GMF Global Assignment LLC	Delaware
GMF International LLC	Delaware
GMF Leasing LLC	Delaware
GMF Leasing Warehousing Trust	Delaware
GMF Prime Automobile Warehouse Trust I	Delaware
GMF Prime Automobile Warehouse Trust II	Delaware
GMF Prime Automobile Warehouse Trust III	Delaware
GMF Wholesale Receivables LLC	Delaware
Go Motor Retailing Limited	England and Wales
Go Trade Parts Limited	England and Wales
Grand Pointe Holdings, Inc.	Michigan
Grand Pointe Park Condominium Association	Michigan
H.S.H. Limited	England and Wales
Haines & Strange Limited	England and Wales
Heritage Chevrolet Cadillac Buick GMC, Inc.	Delaware
Holden Employees Superannuation Fund Pty Ltd	Australia
Holden New Zealand Limited	New Zealand
HRL Laboratories, LLC	Delaware
Hydrogenics Corporation	Ontario
IBC Pension Trustees Limited	England
IBC Vehicles Limited	England
Industries Mecaniques Maghrebines, S.A.	Tunisia
Infinite Velocity Automotive, Inc.	Delaware
ISF Internationale Schule Frankfurt-Rhein-Main Geschaftsfunhrungsgesellschaft mbH	Germany
ISF Internationale Schule Frankfurt-Rhein-Main GmbH & Co. KG	Germany
Isuzu Truck South Africa (Pty.) Limited (ITSA)	South Africa
IUE-GM National Joint Skill Development and Training Committee	Ohio
Jeffery (Wandsworth) Limited	England and Wales
JS Folsom Automotive, Inc.	Delaware
Kalfatra Utveckling AB	Sweden
Lakeside Chevrolet Buick GMC Ltd.	Ontario
Laplante Cadillac Chevrolet Buick GMC Ltd.	Ontario
LCV Platform Engineering Corp.	Japan
Lease Ownership Cooperative LLC	Delaware
Lidlington Engineering Company, Ltd.	Delaware
Limited Liability Company "JV Systems"	Russian Federation
Lookers Birmingham Limited	England and Wales
MAC International FZCO	United Arab Emirates
Mack Buick-GMC, Inc.	Delaware

GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2014

Company Name	State or Sovereign Power of Incorporation
Manassas Chevrolet, Inc.	Delaware
Marshall of Ipswich Limited	England and Wales
Marshall of Peterborough Limited	England and Wales
Marshall of Stevenage Ltd	England and Wales
Martin Automotive, Inc.	Delaware
Mascoma Corporation	Delaware
Master Lease Germany GmbH	Germany
Masterlease Europe Renting, S.L.	Spain
Merced Chevrolet, Inc.	Delaware
Mike Reichenbach Chevrolet, Inc.	Delaware
Millbrook Pension Management Limited	England
Monetization of Carve-Out, LLC	Delaware
Motor Repris Automocio S.L.	Spain
Motorbodies Luton Limited	England and Wales
Motors Holding LLC	Delaware
Motors Properties (Trading) Limited	England and Wales
Motors Properties Limited	England and Wales
Multi-Use Lease Entity Trust	Delaware
Murketts of Cambridge Limited	England and Wales
Neovia Logistics Supply Chain Services GmbH	Germany
New Castle Chevrolet, Inc.	Delaware
NJDOI/GMAM Core Plus Real Estate Investment Program, L.P.	Delaware
NJDOI/GMAM Opportunistic Real Estate Investment Program, L.P.	Delaware
North American New Cars, Inc.	Delaware
Novasentis, Inc.	Delaware
Now Motor Retailing Limited	England and Wales
OEConnection LLC	Delaware
OEConnection Manager Corp.	Delaware
Omnibus BB Transportes, S. A.	Ecuador
OnStar de Mexico S. de R.L. de C.V.	Mexico
OnStar Europe Ltd.	England and Wales
OnStar Global Services Corporation	Delaware
OnStar Middle East FZ-LLC	United Arab Emirates
OnStar, LLC	Delaware
Opel Danmark A/S	Denmark
Opel Group GmbH	Germany
Opel Norge AS	Norway
Opel Southeast Europe LLC	Hungary
Opel Special Vehicles GmbH	Germany
Opel Sverige AB	Sweden
Opel Szentgotthard Automotive Manufacturing LLC	Hungary
Opel Wien GmbH	Austria

GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2014

Company Name	State or Sovereign Power of Incorporation
Open Synergy GmbH	Germany
Orange Motors B.V.	Netherlands
OT Mobility, Inc.	Delaware
P. T. Mesin Isuzu Indonesia	Indonesia
P.T. G M AutoWorld Indonesia	Indonesia
P.T. General Motors Indonesia	Indonesia
Pan Asia Technical Automotive Center Company, Ltd.	China
Patriot Chevrolet, Inc.	Delaware
Pearl (Crawley) Limited	England and Wales
Performance Buyout Fund of Funds II Parallel, L.P.	Delaware
Performance Buyout Fund of Funds II, L.P.	Delaware
Performance Buyout Fund of Funds, L.P.	Delaware
Performance Direct Investments I, L.P.	Delaware
Performance Direct Investments II, L.P.	Delaware
Performance Equity Management, LLC	Delaware
Performance Global Fund of Funds I, L.P.	Delaware
Performance Opportunities Fund, L.P.	Delaware
Performance Venture Capital II, L.P.	Delaware
Performance Venture Capital III, L.P.	Delaware
Performance Venture Capital, L.P.	Delaware
Peter Vardy (Perth) Limited	Scotland
PIMS Co.	Delaware
Plan Automotor Ecuatoriano S.A. Planautomotor	Ecuador
Powermat Technologies Ltd.	Israel
Princeton Chevrolet, Inc.	Delaware
Promark Global Advisors Limited	England
PROSTEP AG	Germany
Proterra Inc	Delaware
PT. General Motors Indonesia Manufacturing	Indonesia
Quantum Fuel Systems Technologies Worldwide, Inc.	Delaware
Randstad WorkNet GmbH	Germany
Reeve (Derby) Limited	England and Wales
Reg Vardy (VMC) Limited	England and Wales
Renton Cadillac Pontiac GMC, Inc.	Delaware
Riverfront Holdings III, Inc.	Delaware
Riverfront Holdings Phase II, Inc.	Delaware
Riverfront Holdings, Inc.	Delaware
RMH III, Inc.	Delaware
Ruedas de Aluminio, C.A.	Venezuela
Saab Automobile AB	Sweden
Saab Finance Limited	England
Saankhya Labs Pvt. Ltd.	India

GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2014

Company Name	State or Sovereign Power of Incorporation
SAIC General Motors Investment Limited	China
SAIC General Motors Sales Company Limited	China
SAIC GM Wuling Automobile Company Limited	China
Sakti3, Inc.	Delaware
Salmon Street Ltd.	Australia
Sandoval Buick GMC, Inc.	Delaware
Sarmiento 1113 S.A. (en liquidacion)	Argentina
SB (Helston) Limited	England and Wales
SDC Materials, Inc.	Delaware
Servicios GMAC S.A. de C.V.	Mexico
Seward (Wessex) Limited	England and Wales
Shanghai Chengxin Used Car Operation and Management Company Limited	China
Shanghai General Motors Corporation Ltd.	China
Shanghai GM (Shenyang) Norsom Motors Co. Ltd..	China
Shanghai GM Dong Yue Motors Company Limited	China
Shanghai GM Dong Yue Powertrain Company Limited	China
Shanghai OnStar Telematics Co. Ltd.	China
Sherwoods (Darlington) Limited	England and Wales
Simpson Garden Grove, Inc.	Delaware
Sirrus, Inc.	Delaware
Sistemas de Compra Programada Chevrolet, C.A.	Venezuela
Skurrays Limited	England
Slaters (GM) Limited	England and Wales
Smokey Point Buick Pontiac GMC, Inc.	Delaware
Southern (Merthyr) Limited	England and Wales
Stam-Terberg Autobedrijven B. V.	Netherlands
Sterling Motor Properties Limited	England and Wales
Superior Chevrolet, Inc.	Delaware
Tactus Technology, Inc.	Delaware
Telogis, Inc.	Delaware
The NanoSteel Company, Inc.	Delaware
Thurlow Nunn (JV) Limited	England and Wales
Thurlow Nunn (MV) Limited	England and Wales
Todd Wenzel Buick GMC of Davison, Inc.	Delaware
Tradition Chevrolet Buick, Inc.	Delaware
Tula Technology, Inc.	Delaware
Tustain Motors Limited	England and Wales
TÜV NORD Bildung Opel GmbH	Germany
Union Motors Car Sales S.r.l.	Romania
United States Advanced Battery Consortium, LLC	Michigan
United States Automotive Materials Partnership, LLC	Michigan
United States Council for Automotive Research LLC	Michigan

GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2014

Company Name	State or Sovereign Power of Incorporation
Uptown Chevrolet-Cadillac, Inc.	Delaware
Valentine Buick GMC, Inc.	Delaware
Van Kouwen Automotive I B V	Netherlands
Vauxhall Defined Contribution Pension Plan Trustees Limited	England and Wales
Vauxhall Motors Limited	England
Vehicle Asset Universal Leasing Trust	Delaware
Vence Lone Star Motors, Inc.	Delaware
Vertu Motors (Chingford) Limited	England and Wales
Vertu Motors (VMC) Limited	England and Wales
VHC Sub-Holdings (UK)	England
Vickers (Lakeside) Limited	England and Wales
Vision Motors Limited	England and Wales
VMO Properties Limited	England and Wales
VRP Venture Capital Rheinland-Pfalz Nr. 2 GmbH & Co. KG	Germany
Welcome S.R.L.	Italy
Wheatcroft (Worksop) Limited	England and Wales
Whitehead (Rochdale) Limited	England and Wales
William Grimshaw & Sons Limited	England
Wilson & Co. (Lincoln) Limited	England and Wales
Wilson & Co. (Motor Sales) Limited	England and Wales
Wind Point Partners III, L.P.	Delaware
Woodbridge Buick GMC, Inc.	Delaware
WRE, Inc.	Delaware
Zona Franca Industrial Colmotores SAS	Colombia

Total - 486